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Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in Registration Statement Number 333-67928 of International Game Technology on Form S-4 of our report dated August 18, 2001, appearing in this Annual Report on
Form 10-K of Anchor Gaming for the year ended June 30, 2001.

DELOITTE & TOUCHE LLP

Las Vegas, Nevada
August 18, 2001

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  Exhibit 23.1
INDEPENDENT AUDITORS' CONSENT